UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 5, 2007
(Date of Report/Date of earliest event reported)

BANK MUTUAL CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	000-31207 (Commission File Number)	39-2004336 (IRS Employer Identification No.)
4949 West Brown Deer Road
Milwaukee, Wisconsin 53223
(Address and zip code of principal executive offices)
(414) 354-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 5, 2007, David J. Rolfs, a director of Bank Mutual Corporation , informed the Company that he does not intend to be a candidate for re-election to the Company’s Board of Directors at the 2008 Annual Meeting of Shareholders. Mr. Rolf’s related letter stated that his decision results from a desire to scale back on his commitments and does not relate to any disagreement on matters relating to the Company’s operations, policies or practices..
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2007	BANK MUTUAL CORPORATION (Registrant)
	By:	/s/ Michael T. Crowley, Jr.
Michael T. Crowley, Jr.
Chairman, Chief Executive Officer and President